Merrill Lynch Global Transportation Conference Investor Presentation - June 14, 2006 Florida East Coast Industries On Our Way Exhibit 99

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This presentation and news release contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend,"
"estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends.  Such forward-
looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying §1031 properties, future growth potential of the Company’s lines of business, performance of the Company’s product offerings, timing and ability to close on the Codina acquisition and related interests and other similar expressions concerning matters that are not historical facts, and projections relating to the Company’s financial results. The
Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in
customers’
business cycles; ability to pass through fuel surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials;
buyers’
inability or
unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; likely impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the
United States District Court and the US Army Corps of Engineers; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The
Company assumes no obligation to update the information contained in this presentation and news release, which speaks only as of its date.
Forward-Looking Statements

Florida East Coast
RAILWAY

FLAGLER
DEVELOPMENT COMPANY

Florida East Coast
INDUSTRIES

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Florida East Coast Industries
A Florida Railroad and Real Estate Company
• Regional freight railroad that
operates 351 miles of main
line track with the most
direct route from
Jacksonville to Miami and
provides intermodal drayage
services in the Southeast
U.S.
• Real estate development
company that develops, owns
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando,
Lakeland, Sunrise and Miami
Florida East Coast
Railway, L.L.C.
(“FECR”)
RAILROAD REAL ESTATE
Flagler
Development
Company
(“FLAGLER”)
•
Founded in 1883 by Henry
Flagler.  Flagler bought or
acquired large tracts of
land in close proximity to
the railroad
•
In 2000, FECI completed a
tax-free spin-off from St.
Joe Company
•
In April 2006, FECI
completed the acquisition
of Codina Group and
related property interests
Company Snapshot

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Florida East Coast Industries
Fundamental Business Drivers
•
Outstanding results
•
Track directly with Florida economy
• Florida’s economic growth is among the most robust
in the U.S.
•
Advantage is strategic location, which cannot be
replicated today
•
Premier real estate and transportation company serving
the most dynamic markets in Florida
•
Strong platform for growth

| 5 Florida East Coast Railway

Atlanta
Chicago
New Jersey
EXPRESS SERVICE TO/FROM CHICAGO
HURRICANE TRAIN TO/FROM ATLANTA
NIGHTHAWK TRAIN TO/FROM NEW YORK/NEW JERSEY
Port of Palm Beach
Port of Miami

Florida East Coast
INDUSTRIES

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FECR Physical Plant
• Own / Lease
• 81 diesel electric locomotives
• 6,262 freight cars & 1,412 trailers
• Numerous work equipment and autos for
maintenance and transportation
operations
• Mainline
• 351 miles of mainline track along Florida’s
east coast
• 132-pound per yard continuous welded rail
supported on concrete crossties
• Own / Operates
• 277 miles of branch, switching and other
secondary track
• 158 miles of yard track
FECR’s Hialeah Yard
Miami
New Smyrna Beach
Jacksonville
City Point & Cocoa
Fort Pierce
Ft. Lauderdale /
Port Everglades

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Major Commodity Detail
Railway Segment Revenues
Three months ended 3/31/06
Railway Flow of Goods
30%
9%
16%
43%
3%
Aggregate
Vehicles & Equipment
Other
Intermodal
Accessorial
Start on FECR
5%
Start & End on FECR
60%
End on FECR
35%

2002
2003
2004
2005
Q1 2005
Q1 2006
2006 Outlook*

Florida East Coast
INDUSTRIES

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FECR Key Financial Data
Lowest operating ratio of any railroad in the US
FECR Historical Financials (in millions)
2006 Q1 vs. 2005 Q1
• Revenues increased 19%
• Operating Profit
increased 26%
• 2006 Q1 Operating Ratio
of 71.9% compared to 73.5%
2006 Outlook
• Revenue growth of 9-14%
• Operating Profit growth of
13-18%
• Capital Expenditures of
$48-$53M
*2006 Outlook excludes any recoveries to be received and any remaining expenses to be incurred during the balance of 2006 due to Hurricane Wilma
**A reconciliation to the most comparable GAAP measure is provided on page13
166.8
181.1
200.8
237.9
260-270
56.5
67.1
59.9
62.6
67.5
85.5
20.4
24.3
42.1
43.0
47.3
63.7
72-75
15.0
18.8
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
Operating revenues Operating Profit before Depreciation and Amortization** Operating Profit

| 9 Flagler Development Company Overview

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MIAMI
JACKSONVILLE
FT. LAUDERDALE
NORTH FLORIDA
PORTFOLIO:
Flagler Center
Deerwood North
Deerwood South
Gran Park at The Avenues
duPont Center
The Office Centre at
Southpoint
CENTRAL FLORIDA
PORTFOLIO:
SouthPark Center
Lakeland Central Park
Lakeland Distribution Center
SOUTH FLORIDA
PORTFOLIO:
Flagler Plaza
Sunrise Corporate Plaza I
Flagler Station Business Park
Doral Concourse
Beacon Commons
Gables Office Building
Flagler/Codina has Exceptional Assets
in Florida’s Strongest Markets
100% Owned*
Building Portfolio
64 office and industrial buildings (95%
occupied)
9 buildings in lease-up and construction
phases
Land Portfolio
Approx. 3,137 Unentitled Acres
(excl. FECR land)
Entitlements
678 Acres / 10.1 million sq. ft.
*Does not include property held in JV’s
4,757,752 667,134 4,090,618 Miami/Doral/Sunrise
2,947,882 489,688 2,458,194 Jacksonville
975,215 136,414 838,801 Orlando
8,680,849 1,293,236 7,387,613 Total(s)
Total
Under
Development
Existing
Building Portfolio
(3/31/06)
CENTRAL FLORIDA

SouthPark Center

Ryder

Florida East Coast
INDUSTRIES

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Newly Developed & Acquired Real Estate
Buildings Completed & Acquired - 2005               Codina Assets Acquired – 2006
Deerwood North 400 Bldg. 25 & 27 at Flagler Station
SouthPark Center 1200
Sunrise Corporate Plaza I
Doral Concourse
Ryder Bldg.  at Flagler Station
Burger King
Headquarters
Gables Office Building
Beacon Countyline
Beacon City Center
Beacon Lakes
Beacon Commons

2002
2003
2004
2005
Q1 2005
Q1 2006
2006 Outlook(3)

Florida East Coast
INDUSTRIES

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Flagler Historical Financials (in millions)
2006 Q1 vs. 2005 Q1
• Rental & Services Revenues
increased 14%
• Rental Properties Operating
Profit before Depreciation
increased 9%
2006 Outlook
• Rental & Services Revenue
growth of 6-12%
• Operating Profit before
Depreciation growth of 4-9%
• Capital Expenditures of
$80 - $90 M
Flagler Key Financial Data
(1)
All data on this page reflects continuing operations.
(2)
A reconciliation to the most comparable GAAP measure is provided on page 13
(3)
2006 Outlook excludes any impact related to Hurricane Wilma, Codina and land acquisitions.
(1)
23.5
20.6
92-97
69.6
63.6
59.7
87.4
58-61
14.4
13.3
55.8
44.8
40.1
39.2
$0
$20
$40
$60
$80
$100
$120
Rental & Services Revenue Rental Properties Operating Profit before D&A(2)

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Reconciliation of Non-GAAP to GAAP Measures
$13.3
6.1
7.2
$20.4
5.4
$15.0
Q105
$14.4
7.2
7.2
$24.3
5.5
$18.8
Q106
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit before
D&A expense
31 28.2 $23.2 22.3 20.6
Rental properties’
D&A
expenses
$27-30 $27.6 $21.6 $17.8 $18.2
Flagler’s rental
properties’
operating
profit
$72-75
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.8
$42.1
2002
19.6
$43.0
2003
20.2
$47.3
2004

Merrill Lynch Global Transportation Conference Investor Presentation - June 14, 2006 Florida East Coast Industries On Our Way